EXECUTION COPY

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this "Agreement"), dated as of December 31, 2014, is by and between FLIR SURVEILLANCE, INC., a Delaware corporation (the "Subsidiary"), and BANK OF AMERICA, N.A., in its capacity as Administrative Agent under that certain Credit Agreement, dated as of February 8, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined), among FLIR Systems, Inc., an Oregon corporation (the "Company"), the Designated Borrowers from time to time party thereto, the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. All of the defined terms in the Credit Agreement are incorporated herein by reference.

The Loan Parties are required by Section 7.12 of the Credit Agreement to cause the Subsidiary to become a "Guarantor".

Accordingly, the Subsidiary hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders:

1.    The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Credit Agreement and a "Subsidiary Guarantor" for all purposes of the Credit Agreement, and shall have all of the obligations of a Subsidiary Guarantor thereunder as if it had executed the Credit Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Subsidiary Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the Subsidiary hereby jointly and severally together with the other Subsidiary Guarantors, guarantees to each Lender and the Administrative Agent, as provided in Article IV of the Credit Agreement, the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof.

2.    The Subsidiary hereby represents and warrants to the Administrative Agent that:

(i)    The Subsidiary's tax payer identification number is: 30-0747020.

(ii)    Set forth below is (a) the jurisdiction of organization of the Subsidiary and (b) the percentage of outstanding shares of each class of the Subsidiary owned (directly or indirectly) by the Company or any Subsidiary of the Company:

Subsidiary	Jurisdiction	Owner	% of Ownership
FLIR Surveillance, Inc.	Delaware	FLIR Government Systems, Inc.	100%

3.    The address of the Subsidiary for purposes of all notices and other communications is FLIR Systems, Inc., 27700 SW Parkway Avenue, Wilsonville, Oregon 97070 Attention of Chief Financial Advisor (Facsimile No. 503.498.3911).

4.    The Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the Subsidiary under Article IV of the Credit Agreement upon the execution of this Agreement by the Subsidiary.

5.    This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

6.    This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the Subsidiary has caused this Joinder Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

FLIR SURVEILLANCE, INC.

By:    ____/s/ Anthony L Trunzo__________
Name:    Anthony L. Trunzo
Title:    Chief Financial Officer and Secretary

Signature Page to Joinder Agreement
[FLIR Surveillance, Inc.]

Acknowledged and accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Joan Mok
Name:    Joan Mok
Title:    Vice President

Signature Page to Joinder Agreement
[FLIR Surveillance, Inc.]